                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 16, 1997
                                                          -------------

                           Structured Products Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     33-55860                  13-3692801
----------------------------    ------------------------        --------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                          Identification
                                                                    Number)

              Seven World Trade Center
               Room 33-130, 33rd Floor
                   New York, NY                                 10048
      ---------------------------------------                ----------
      (Address of Principal Executive Office)                (Zip Code)


       Registrant's telephone number, including area code: (212) 783-6645
                                                           --------------

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountants.

         Not Applicable.

Item 5.  Other Events.

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  1. Base Trust Agreement, dated as of June 16, 1994, and Series IBM 1997-4 Supplement, dated as of June 16, 1997, between Structured Products Corp. and First Trust of New York, National Association, as Trustee.

                  2. Tax Opinion of Orrick, Herrington & Sutcliffe LLP dated June 16, 1997.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED PRODUCTS CORP.


Date: June 20, 1997                     By: /s/ Timothy P. Beaulac
                                            ----------------------------------
                                            Timothy P. Beaulac
                                            Vice President and Finance Officer

                                 EXHIBIT INDEX


Exhibit                           Description

1. Base Trust Agreement, dated as of June 16, 1994, and Series IBM 1997-4 Supplement, dated as of June 16, 1997, between Structured Products Corp. and First Trust of New York, National Association, as Trustee.

2. Tax Opinion of Orrick, Herrington & Sutcliffe LLP dated June 16, 1997.